Exhibit 25.1

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM T-1

STATEMENT OF ELIGIBILITY UNDER

THE TRUST INDENTURE ACT OF 1939 OF A

CORPORATION DESIGNATED TO ACT AS TRUSTEE

Check if an Application to Determine Eligibility of

a Trustee Pursuant to Section 305(b)(2)

U.S. BANK NATIONAL ASSOCIATION

(Exact name of Trustee as specified in its charter)

31-0841368

I.R.S. Employer Identification No.

800 Nicollet Mall Minneapolis, Minnesota	55402
(Address of principal executive offices)	(Zip Code)

George J. Rayzis

U.S. Bank National Association

50 S. 16th Street

Philadelphia, PA 19102

(215)761-9317

(Name, address and telephone number of agent for service)

TRIUMPH GROUP, INC.

(Issuer with respect to the Securities)

Delaware	51-0347963
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

1550 Liberty Ridge Drive Suite 100 Wayne, Pennsylvania	19087
(Address of Principal Executive Offices)	(Zip Code)

See Table of Guarantors with respect to the Securities on page 2 below.

FORM T-1

TABLE OF GUARANTORS

Exact Name of Registrant as Specified in its Charter	State of Incorporation or Organization	I.R.S. Employer Identification Number
Triumph Processing, Inc.	California	95-2504410
Triumph Structures—Los Angeles, Inc.	California	95-2110814
Triumph Brands, Inc.	Delaware	23-2974847
Triumph Group Acquisition Corp.	Delaware	23-2974848
The Triumph Group Operations, Inc.	Delaware	51-0347964
Triumph Group Acquisition Holdings, Inc.	Delaware	23-3075463
Triumph Fabrications—Fort Worth, Inc.	Delaware	75-1716019
Triumph Instruments, Inc.	Delaware	23-2884213
Triumph Engineered Solutions, Inc.	Delaware	13-3869941
Nu-Tech Brands, Inc.	Delaware	23-2990482
Triumph Fabrications—San Diego, Inc.	Delaware	23-2996633
Triumph Precision Castings Co.	Delaware	23-3047800
Triumph Turbine Services, Inc.	Delaware	23-3072034
Triumph Engineering Services, Inc.	Delaware	23-3086299
Triumph Actuation Systems—Valencia, Inc.	Delaware	23-3087691
Triumph Composite Systems, Inc.	Delaware	55-0803321
Triumph Thermal Systems, Inc.	Delaware	05-0567797
Triumph Gear Systems, Inc.	Delaware	54-1840009
Triumph Aftermarket Services Group, LLC	Delaware	20-0701287
Triumph Aerospace Systems Group, LLC	Delaware	20-0701219
Triumph Structures—Wichita, Inc.	Delaware	20-4449110
Triumph Accessory Services—Grand Prairie, Inc.	Delaware	20-8227096
Kilroy Steel, Inc.	Delaware	52-1068201
Kilroy Structural Steel Co.	Delaware	52-1068203
Triumph Metals Company	Delaware	55-2229250
Triumph Precision, Inc.	Delaware	20-8646648
Triumph Instruments—Burbank, Inc.	Delaware	20-8646590
Triumph Investment Holdings, Inc.	Nevada	26-3094114
Triumph Aviations Inc.	Pennsylvania	23-3101288
Triumph Aerospace Systems—Newport News, Inc.	Virginia	54-1486601
The Mexmil Holding Company, LLC	California	33-0795911
Triumph Actuation Systems—Connecticut, LLC	Delaware	23-2985939
Triumph Actuation Systems, LLC	Delaware	51-0347968
CBA Acquisition, LLC	Delaware	23-2974848*
HT Parts, L.L.C.	Delaware	02-0593102
Triumph Interiors, LLC	Delaware	20-4720061
Triumph Structures—Long Island, LLC	Delaware	26-1739922
Triumph Controls, LLC	Delaware	23-2831481
Triumph Group Holdings—Mexico, LLC	Delaware	26-4831221
Triumph Group Investment—Mexico, LLC	Delaware	26-4831077
Triumph Insulation Systems, LLC	Nevada	88-0351614
Airframe Spares and Logistics, LLC	Nevada	26-1082512
Mexmil China, LLC	Nevada	20-8195141
Triumph Airborne Structures, Inc.	Arkansas	71-0781909
Triumph Fabrications—Hot Springs, Inc.	Arkansas	71-0402217
Triumph Gear Systems—Macomb, Inc.	Michigan	38-2180514
Triumph Aerospace Systems—Wichita, Inc.	Kansas	48-1072049
Lamar Electro-Air Corporation	Kansas	23-3074044
Triumph Structures—Kansas City, Inc.	Missouri	43-0996699
Triumph Structures—East Texas, Inc.	Texas	26-4395932
Triumph Aerostructures, LLC	Delaware	27-2570489
Triumph Real Estate — Mexico, LLC	Delaware	27-1065526
Triumph Fabrications — St. Louis, Inc.	Illinois	37-1291831
Triumph Fabrications — Orangeburg, Inc.	South Carolina	57-0404378
VAC Industries, Inc.	Delaware	52-1784782
Vought Commercial Aircraft Company	Delaware	95-4568095
Triumph Structures — Everett, Inc.	Delaware	20-0450975
Triumph Aerostructures Holdings, LLC	Delaware	27-2891121

*              Disregarded entity.  The I.R.S. Employer Identification Number listed is that of its parent company.

c/o Triumph Group, Inc.

1550 Liberty Ridge Drive

Suite 100

Wayne, Pennsylvania 19087

(610) 251-1000

8.625% Senior Notes due 2018

(Title of the Indenture Securities)

FORM T-1

Item 1.      GENERAL INFORMATION.  Furnish the following information as to the Trustee.

a)                        Name and address of each examining or supervising authority to which it is subject.

Comptroller of the Currency

Washington, D.C.

b)    Whether it is authorized to exercise corporate trust powers.

Yes

Item 2.     AFFILIATIONS WITH OBLIGOR.  If the obligor is an affiliate of the Trustee, describe each such affiliation.

None

Items 3-15                                      Items 3-15 are not applicable because to the best of the Trustee’s knowledge, the obligor is not in default under any Indenture for which the Trustee acts as Trustee.

Item 16.     LIST OF EXHIBITS:  List below all exhibits filed as a part of this statement of eligibility and qualification.

1.               A copy of the Articles of Association of the Trustee.*

2.               A copy of the certificate of authority of the Trustee to commence business. **

3.               A copy of the certificate of authority of the Trustee to exercise corporate trust powers. **

4.               A copy of the existing bylaws of the Trustee. **

5.               A copy of each Indenture referred to in Item 4.  Not applicable.

6.               The consent of the Trustee required by Section 321(b) of the Trust Indenture Act of 1939, attached as Exhibit 6.

7.               Report of Condition of the Trustee as of June 30, 2010 published pursuant to law or the requirements of its supervising or examining authority, attached as Exhibit 7.

* Incorporated by reference to Exhibit 25.1 to Amendment No. 2 to registration statement on S-4, Registration Number 333-128217 filed on November 15, 2005.

** Incorporated by reference to Exhibit 25.1 to registration statement on S-4, Registration Number 333-166527 filed on May 5, 2010.

SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939, as amended, the Trustee, U.S. BANK NATIONAL ASSOCIATION, a national banking association organized and existing under the laws of the United States of America, has duly caused this statement of eligibility and qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Philadelphia, State of Pennsylvania on the 12th of August, 2010.

		By:	/s/ George J. Rayzis
George J. Rayzis
Vice President

By:	/s/ Ralph E. Jones
Ralph E. Jones
Vice President

Exhibit 6

CONSENT

In accordance with Section 321(b) of the Trust Indenture Act of 1939, the undersigned, U.S. BANK NATIONAL ASSOCIATION hereby consents that reports of examination of the undersigned by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon its request therefor.

Dated: August 12, 2010

		By:	/s/ George J. Rayzis
George J. Rayzis
Vice President

By:	/s/ Ralph E. Jones
Ralph E. Jones
Vice President

Exhibit 7

U.S. Bank National Association

Statement of Financial Condition

Exhibit 7

As of 6/30/2010

($000’s)

6/30/2010
Assets
Cash and Balances Due From Depository Institutions	$5,021,509
Securities	46,751,442
Federal Funds	4,344,927
Loans & Lease Financing Receivables	182,237,162
Fixed Assets	5,440,512
Intangible Assets	13,006,313
Other Assets	21,662,778
Total Assets	$278,464,643

Liabilities
Deposits	$191,033,345
Fed Funds	11,079,681
Treasury Demand Notes	0
Trading Liabilities	437,280
Other Borrowed Money	32,340,366
Acceptances	0
Subordinated Notes and Debentures	8,129,967
Other Liabilities	7,450,842
Total Liabilities	$250,471,481

Equity
Minority Interest in Subsidiaries	$1,704,554
Common and Preferred Stock	18,200
Surplus	12,636,872
Undivided Profits	13,633,536
Total Equity Capital	$27,993,162

Total Liabilities and Equity Capital	$278,464,643

To the best of the undersigned’s determination, as of the date hereof, the above financial information is true and correct.

U.S. Bank National Association

By:	/s/ George J. Rayzis
Vice President

Date:  August 12, 2010